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           UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date if earliest event reported):
                                January 28, 2002

                         Commission file number 0-18560

                           The Savannah Bancorp, Inc.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                      Georgia                          58-1861820
          -------------------------------          ------------------
          (State or other jurisdiction of            (IRS Employer
           incorporation or organization)          identification No.)


                       25 Bull Street, Savannah, GA 31401
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                  912-651-8200
          -----------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -----------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

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


Item 5. Other Events.

     On January 28, 2001, The Savannah Bancorp, Inc., a Georgia Corporation, issued the following press release. The press release included the 2001 earnings announcement and the most recent five years and five quarters of selected historical financial information.

             THE SAVANNAH BANCORP REPORTS EARNINGS INCREASE FOR 2001
                 AND ANNOUNCES EXECUTIVE PROMOTIONS AND DIVIDEND



SAVANNAH, Ga., Jan. 28 /PRNewswire-FirstCall/ -- The Savannah Bancorp (Nasdaq:
SAVB, news, msgs), Savannah, Georgia, a bank holding company for The Savannah Bank, N.A. and Bryan Bank & Trust (Richmond Hill, Georgia), reported record net income of $4,358,000, or $1.45 per diluted share for 2001 compared with net income of $4,292,000 or $1.42 per diluted share in 2000. Net income for 2001 increased 1.5 percent over 2000 and net income per diluted share increased 2.1 percent for the same period. These earnings represent a return of 14.27 percent on average equity and a 1.20 percent return on average assets for 2001.

Net income for the fourth quarter 2001 was $1,124,000, down 2.4 percent from $1,152,000 in 2000. Net income per diluted share was 37 cents compared to 38 cents per share in 2000, a decrease of 2.6 percent. Both quarterly and annual earnings were negatively impacted by declines in the net interest margin due to the prime rate decline from 9.50 percent to 4.75 percent during 2001. Prior year per share numbers have been restated to reflect the effect of a ten percent stock dividend distributed in May 2001.

In 2001, average loans totaled $265 million compared with $232 million in 2000, an increase of 14 percent. Average deposits totaled $300 million in 2001 and $261 million in 2000, an increase of 15 percent. Average total assets increased 16 percent to $364 million in 2001 from $314 million in 2000.

The earnings increase for 2001 included net interest income growth of 0.2 percent. Falling interest rates resulted in a net interest margin decrease to
4.13 percent from 4.77 percent in 2000. Other income increased $551,000, or 22 percent, primarily due to mortgage origination fee income increases of $484,000. Other expenses increased $615,000, or 7 percent.

Credit quality remained strong at December 31, 2001 with nonperforming assets of $557,000, or 0.20 percent of total loans. Net loan losses for 2001 were $148,000, or 0.06 percent of average loans.

At today's board meeting, John C. Helmken II was elected President of The Savannah Bank, N.A. He was also elected to The Savannah Bank Board of Directors. Archie H. Davis remains President and Chief Executive Officer of The Savannah Bancorp, Inc. G. Mike Odom, Jr., President of Bryan Bank & Trust, was elected Executive Vice President and Chief Operating Officer of The Savannah Bancorp, Inc. E. James Burnsed, currently Chairman of the Georgia Bankers Association, remains Vice Chairman of the holding company and Chairman of Bryan Bank & Trust.

"We are now in our twelfth year, and it is time to make changes that we think will enhance future shareholder value and maintain our independence as a community bank," said Davis.

The Board of Directors declared a regular quarterly dividend of 16 cents per share to shareholders of record on February 8, 2002. The dividend is payable on February 25, 2002.

                 The Savannah Bancorp, Inc. and Subsidiaries
                       Fourth Quarter Financial Highlights
                           December 31, 2001 and 2000
                                   (Unaudited)

                                                                         Percent
                                                                        Increase
    Performance Ratios                           2001         2000 (Decrease)
    ( thousands, except per share data)

    Balance Sheet Data
    at December 31
    Total assets                             $376,183     $344,096       9.3
    Interest-earning assets                   352,089      323,138       9.0
    Loans                                     284,623      250,436      13.7
    Allowance for loan losses                   3,826        3,369      13.6
    Nonperforming assets                          557          694     (19.7)
    Deposits                                  309,623      291,856       6.1
    Interest-bearing liabilities              291,550      265,230       9.9
    Shareholders' equity                       32,071       28,656      11.9
    Allowance for possible
       loan losses to total loans               1.34%        1.35%      (0.1)
    Loan to deposit ratio                      91.93%       85.81%       7.1
    Equity to assets                            8.53%        8.33%       2.4
    Tier 1 capital to risk-
       weighted assets                         10.77%       11.31%      (4.8)
    Book value per share *                     $10.81        $9.66      11.9
    Outstanding shares *                        2,966        2,965       0.0

    For the Year
    Net income                                 $4,358       $4,292       1.5
    Return on average assets                    1.20%        1.36%     (12.0)
    Return on average equity                   14.27%       16.23%     (12.1)
    Net interest margin                         4.13%        4.77%     (13.4)
    Efficiency ratio                           58.40%       56.74%       2.9
    Per share data: *
    Net income - basic                          $1.47        $1.44       2.1
    Net income - diluted                        $1.45        $1.42       2.1
    Dividends                                    $.62         $.52      19.2
    Average shares: *
    Basic                                       2,958        2,974      (0.6)
    Diluted                                     3,011        3,023      (0.4)

    For the Fourth Quarter
    Net income                                 $1,124       $1,152      (2.4)
    Return on average assets                    1.18%        1.36%     (13.2)
    Return on average equity                   13.97%       16.38%     (14.7)
    Net interest margin                         4.00%        4.68%     (14.5)
    Efficiency ratio                           58.00%       55.43%       4.6
    Per share data:  *
    Net income - basic                           $.38         $.39      (2.6)
    Net income - diluted                         $.37         $.38      (2.6)
    Dividends                                   $.160        $.136      17.3
    Average shares: *
    Basic                                       2,958        2,970      (0.4)
    Diluted                                     3,012        3,018      (0.2)

    * - 2000 restated for a 10 percent stock dividend in May, 2001.

                 The Savannah Bancorp, Inc. and Subsidiaries
                        Consolidated Statements of Income
                          Fourth Quarter, 2001 and 2000
                                   (Unaudited)
                      (thousands, except per share data)

                                For the Quarter Ended    For the Year Ended
                                     December 31,           December 31,
                                     2001        2000       2001         2000

    Interest income                $6,158      $7,115    $26,704      $26,047
    Interest expense                2,634       3,435     12,734       12,110
    Net Interest Income             3,524       3,680     13,970       13,937
    Provision for loan losses         150         175        605          745
    Net interest income after
      provision for loan losses     3,374       3,505     13,365       13,192
    Other Income
    Trust fees                         84          62        317          291
    Service charges on deposit
      accounts                        320         345      1,302        1,281
    Mortgage origination fees         328         112        957          473
    Other income                      127         120        471          464
       Other operating income         859         639      3,047        2,509
    Gains on sales of assets            0           0         13            0
       Total other income             859         639      3,060        2,509
    Other Expense
    Salaries and employee
     benefits                       1,401       1,256      5,488        5,099
    Occupancy expense                 175         169        699          670
    Equipment expense                 196         188        636          640
    Other operating expenses          770         781      3,123        2,922
       Total other expenses         2,542       2,394      9,946        9,331
    Income before provision for
       income taxes                 1,691       1,750      6,479        6,370
    Provision for income taxes        567         598      2,121        2,078
    Net Income                     $1,124      $1,152     $4,358       $4,292


    Per Share:  *
    Net income - basic              $0.38       $0.39      $1.47        $1.44

    Net income - diluted            $0.37       $0.38      $1.45        $1.42

    * - 2000 restated for a ten-percent stock dividend in May 2001.

                 The Savannah Bancorp, Inc. and Subsidiaries
                           Consolidated Balance Sheets
                           December 31, 2001 and 2000
                                 (Unaudited)
                  (Amounts in thousands, except share data)

                                                       December 31,
                                              2001                       2000
    Assets
    Cash and due from banks                $17,261                    $15,130
    Interest-bearing deposits                  750                      1,319
    Federal funds sold                       4,222                     12,456
    Investment securities,
       available-for-sale                   64,662                     59,771
    Loans                                  284,623                    250,436
    Less allowance for loan losses          (3,826)                    (3,369)
          Net loans                        280,797                    247,067
    Premises and equipment, net              4,864                      4,530
    Other assets                             3,627                      3,823
          Total assets                    $376,183                   $344,096


    Liabilities
    Deposits:
       Noninterest-bearing demand          $50,294                    $47,405
       Interest-bearing demand              53,388                     48,069
       Savings                              12,583                     11,528
       Money market accounts                48,601                     34,873
       Time, $100,000 and over              60,815                     60,385
       Other time deposits                  83,942                     89,596
          Total deposits                   309,623                    291,856
    Other short-term borrowings             11,385                      6,735
    Federal Home Loan Bank advances         20,836                     14,044
    Other liabilities                        2,268                      2,805
          Total liabilities                344,112                    315,440
    Shareholders' Equity
     Common stock, par value $1 per
        share: authorized 20,000,000
        shares; issued 2,991,378 in 2001
        and 2,719,614 in 2000                2,991                      2,720
     Preferred stock, par value $1:
        authorized 10,000,000 shares           --_                        --_
    Capital surplus                         18,754                     12,822
    Retained earnings                        9,751                     13,476
    Treasury stock, at cost, 25,542 and
       25,107 shares in 2001 and 2000         (457)                      (485)
    Net unrealized gains (losses) on
       available-for-sale securities         1,032                        123
          Total shareholders' equity        32,071                     28,656
          Total liabilities and
             shareholders' equity         $376,183                   $344,096

                 The Savannah Bancorp, Inc. and Subsidiaries
        Selected Financial Condition Highlights - Five-Year Comparison
                      (thousands, except per share data)
                                   (Unaudited)

Selected Average Balances         2001      2000      1999      1998      1997
    Assets                    $364,077  $314,461  $273,935  $245,014  $205,032
    Loans - net of unearned
     income                    265,189   231,760   186,997   160,262   139,772
    Securities                  64,299    59,938    59,997    52,448    40,556
    Other interest-earning
     assets                     17,178     7,353    10,677    18,509    12,795
    Total interest-earning
     assets                    346,161   298,406   257,671   231,219   193,123
    Interest-bearing deposits  256,852   220,651   191,818   181,976   151,478
    Borrowed funds              30,731    25,053    18,484     7,683     4,241
    Total interest-bearing
     liabilities               287,583   245,704   210,302   189,659   155,719
    Noninterest-bearing
     deposits                   43,356    39,905    36,724    30,137    26,550
    Total deposits             300,208   260,556   228,542   212,113   178,028
    Loan to deposit ratio-average  88%       89%       82%       76%       79%
    Shareholders' equity        30,532    26,439    24,941    23,445    21,040

    Credit Quality Data
    Nonperforming assets          $557      $694      $342      $233      $497
    Nonperforming loans            557       694       297       233       497
    Net loan losses (recoveries)   148       170        74       175       111
    Allowance for loan losses    3,826     3,369     2,794     2,323     2,063
    Nonperforming assets to
     total loans                 0.20%     0.28%     0.17%     0.14%     0.32%
    Net loan losses (recoveries)
     to average loans            0.06%     0.07%     0.04%     0.11%     0.08%
    Allowance for loan losses
     to total loans              1.34%     1.35%     1.36%     1.36%     1.34%

    Selected Financial Data at Period-End
                                  2001      2000      1999      1998      1997
    Assets                    $376,183  $344,096 $ 286,098  $266,380  $229,172
    Interest-earning assets    352,089   323,138   268,737   242,669   209,920
    Loans - net of unearned
     income                    284,623   250,436   205,914   170,858   154,218
    Deposits                   309,623   291,856   234,262   232,372   200,444
    Loan to deposit ratio          92%       86%       88%       74%       77%
    Interest-bearing
     liabilities               291,550   265,230   218,827   200,680   171,833
    Shareholders' equity        32,071    28,656    25,231    24,475    22,397
    Shareholders' equity to
     total assets                8.53%     8.33%     8.82%     9.19%     9.77%
    Dividend payout ratio       41.95%    35.95%    35.21%    48.78%    22.91%
    Risk-based capital ratios:
     Tier 1 capital to
      risk-based assets         10.77%    11.31%    12.15%    13.12%    14.20%
     Total capital to
      risk-based assets         12.02%    12.56%    13.39%    14.36%    15.44%
    Per share:
     Book value                 $10.81     $9.66     $8.46     $8.29     $7.71
     Common stock closing price
     (Nasdaq)                   $20.40    $17.50    $17.91    $23.64    $21.25
    Common shares outstanding
     (000s)                      2,966     2,965     2,980     2,951     2,904

                 The Savannah Bancorp, Inc. and Subsidiaries
            Selected Operating Highlights -- Five-Year Comparison
                      (thousands, except per share data)
                                   (Unaudited)

    Summary of Operations
                                 2001      2000      1999      1998      1997
    Interest income - taxable
     equivalent               $27,016   $26,352   $20,990   $19,342   $16,803
     Interest expense          12,734    12,110     8,740     8,736     7,343
     Net interest income -
      taxable equivalent       14,282    14,242    12,250    10,606     9,460
     Taxable equivalent
      adjustment                 (312)     (305)     (248)     (147)     (136)
     Net interest income       13,970    13,937    12,002    10,459     9,324
     Provision for loan losses    605       745       545       435       480
     Net interest income after
      provision for loan
      losses                   13,365    13,192    11,457    10,024     8,844
     Other operating revenue
      Trust fees                  317       291       192        60       ---
      Service charges on deposit
       accounts                 1,302     1,281     1,032       849       749
      Mortgage origination fees   957       473       601       933       479
      Other income (a)            471       464       432       459       441
      Gains (losses) on sale
       of securities               13       ---        13         3         4
     Total other income         3,060     2,509     2,270     2,304     1,673
     Personnel expense          5,488     5,099     4,578     4,214     3,405
     Occupancy and equipment
      expense                   1,335     1,310     1,261     1,010       846
     Nonrecurring merger
      expenses (b)                ---       ---       ---       619       ---
     Other expense              3,123     2,922     2,682     2,223     1,843
     Total other expense        9,946     9,331     8,521     8,066     6,094
     Income before income taxes 6,479     6,370     5,206     4,262     4,423
     Provision for income taxes 2,121     2,078     1,673     1,636     1,512

     Net income                $4,358    $4,292    $3,533    $2,626    $2,911

     Net income per share:
      Basic                     $1.47     $1.44     $1.19     $0.90     $1.00
      Diluted                   $1.45     $1.42     $1.16     $0.86     $0.96
     Cash dividends paid
      per share                 $0.62     $0.52     $0.42     $0.31     $0.13
     Average basic shares
      outstanding               2,958     2,974     2,974     2,927     2,904
     Average diluted shares
      outstanding               3,010     3,023     3,047     3,036     3,033

     Performance Ratios
     (averages)
     Net yield on interest-
      earning assets            4.13%     4.77%     4.75%     4.59%     4.90%
     Return on assets           1.20%     1.36%     1.29%     1.07%     1.42%
     Return on equity          14.27%    16.23%    14.17%    11.20%    13.84%
     Efficiency ratio          58.40%    56.74%    59.76%    63.21%    55.44%

     Excluding Nonrecurring
      Items (c)
     Operating net income      $4,358    $4,292    $3,533    $3,181    $2,911
     Operating net income
      per diluted share         $1.45     $1.42     $1.16     $1.05     $0.96
     Return on assets           1.20%     1.36%     1.29%     1.30%     1.42%
     Return on equity          14.27%    16.23%    14.17%    13.57%    13.84%
     Efficiency ratio          58.40%    56.74%    59.76%    58.62%    55.44%

    (a) 1998 includes $57 first quarter Bryan gain on the sale of land purchased for a new Bryan office.
    (b) 1998 includes $75 non-recurring data processing buyout expense incurred in the fourth quarter.
    (c) Excludes the effects of after-tax merger expenses of$544 and after- tax non-recurring items described in (a) and (b) of $11 in net charges.

                 The Savannah Bancorp, Inc. and Subsidiaries
           Selected Operating Highlights - Five-Quarter Comparison
                      (thousands, except per share data)
                                   (Unaudited)

    Summary of Operations    Q4-2001   Q3-2001   Q2-2001    Q1-2001   Q4-2000

    Interest income -
     taxable equivalent      $ 6,239   $ 6,674   $ 6,966    $ 7,137   $ 7,194
     Interest expense          2,637     3,070     3,452      3,575     3,435
     Net interest income -
      taxable equivalent       3,602     3,604     3,512      3,562     3,759
     Taxable equivalent
      adjustment                 (78)      (78)      (78)       (78)      (79)
     Net interest income       3,524     3,526     3,436      3,484     3,680
     Provision for loan losses   150       150       155        150       175
     Net interest income after
      provision for
      loan losses              3,374     3,376     3,281      3,334     3,505
     Other operating revenue
    Trust fees                    84        89        79         65        62
    Service charges on
     deposit accounts            320       315       329        338       345
    Mortgage origination fees    328       238       223        168       112
    Other income                 127       108       124        112       120
    Gains on sale of securities    0        13         0          0         0
     Total other income          859       763       755        683       639
     Personnel expense         1,401     1,353     1,370      1,364     1,256
     Occupancy expense           175       179       176        169       169
     Equipment expense           196       151       149        140       188
     Other expense               770       858       772        723       781
     Total other expense       2,542     2,541     2,467      2,396     2,394
     Income before
      income taxes             1,691     1,598     1,569      1,621     1,750
     Provision for
      income taxes               567       524       490        540       598
     Net income               $1,124    $1,074    $1,079     $1,081    $1,152

     Net income per share:
      Basic                    $0.38     $0.36     $0.36      $0.37     $0.39
      Diluted                  $0.37     $0.36     $0.36      $0.36     $0.38
     Cash dividends
      paid per share           $0.16     $0.16     $0.16     $0.136    $0.136
     Average basic
      shares outstanding       2,958     2,958     2,958      22,96     2,970
     Average diluted
      shares outstanding       3,012     3,012     3,013      3,005     3,018

     Performance Ratios
     Net yield on interest
      -earning assets          4.00%     4.07%     4.05%      4.32%     4.68%
     Return on assets          1.18%     1.18%     1.18%      1.25%     1.36%
     Return on equity         13.97%    13.75%    14.37%     14.99%    16.38%
     Efficiency ratio         58.00%    59.25%    58.86%     57.50%    55.43%

    Selected Average Balances
    Assets                 $ 376,833  $361,568  $366,367   $351,547  $335,441
    Equity                    31,916    30,986    30,110     29,241    27,899
    Interest-earning assets  357,435   344,463   348,361    334,137   318,738
    Loans                    277,081   267,378   261,522    254,500   246,533
    Deposits                 308,925   297,483   304,141    290,141   289,518

                   The Savannah Bancorp, Inc. and Subsidiaries
                 Historical Net Income, Share and Per Share Data
                                 For 2001 - 1997
                       (thousands, except per share data)
                                   (Unaudited)

    The following tables show per share information for the most recent five years and five quarters. Historical share and per share information have been restated to reflect the effect of a ten-percent stock dividend distributed on May 11, 2001.

    For the Most Recent Five Years
                                     2001     2000     1999    1998*     1997
    Net income                     $4,358   $4,292   $3,533   $2,626   $2,911

    Average shares
    Basic                           2,958    2,974    2,974    2,927    2,904
    Diluted                         3,011    3,023    3,047    3,036    3,033

    Net income per share
    Basic                           $1.47    $1.44    $1.19    $0.90    $1.00
    Diluted                         $1.45    $1.42    $1.16    $0.86    $0.96
    Dividends per share             $0.62    $0.52    $0.42    $0.31    $0.13

    Market price per common share
    High                           $25.00   $19.77   $22.73   $28.18   $21.82
    Low                             17.05    15.45    17.27    19.09    13.64
    Close                           20.40    17.50    17.91    23.64    21.25
    At December 31
    Shareholders' equity          $32,071  $28,656  $25,231  $24,475  $22,397
    Outstanding shares              2,966    2,965    2,980    2,951    2,904
    Book value per share           $10.81    $9.66    $8.46    $8.29    $7.71

    For the Most Recent Five Quarters
                                                  2001                   2000
                                   Fourth    Third   Second    First   Fourth
                                  Quarter  Quarter  Quarter  Quarter  Quarter
    Net income                     $1,124   $1,074   $1,079   $1,081   $1,152

    Average shares
    Basic                           2,958    2,958    2,958    2,960    2,970
    Diluted                         3,012    3,012    3,013    3,005    3,018

    Net income per share
    Basic                          $0.380   $0.363   $0.365   $0.365   $0.388
    Diluted                         0.373    0.357    0.358    0.360    0.382
    Dividends per share             0.160    0.160    0.160    0.136    0.136

    Market price per common share
    High                           $20.50   $20.78   $25.00   $18.64   $19.77
    Low                             18.65    19.01    17.05    17.39    17.50
    Close                           20.40    20.00    19.70    17.50    17.50
    At quarter-end
    Shareholders' equity          $32,071  $31,690  $30,531  $29,866  $28,656
    Outstanding shares              2,966    2,958    2,958    2,958    2,965
    Book value per share           $10.81   $10.71   $10.32   $10.10    $9.66

    * includes non-recurring merger and data processing costs of $619 and a non-recurring gain on sale of land of $57, which together lowered diluted net income per share by 19 cents.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


The Savannah Bancorp, Inc. (Registrant)


By:  /s/ Robert B. Briscoe                          Date: January 29, 2002
    ------------------------                        ----------------------
        Robert B. Briscoe
     Chief Financial Officer